                                                              Exhibit 10.1

                SEVENTH AMENDMENT TO THE 3 YEAR CREDIT AGREEMENT

                 TENTH AMENDMENT TO THE 364 DAY CREDIT AGREEMENT


                  SEVENTH AMENDMENT, dated as of August 14, 1998, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement referred to below and TENTH AMENDMENT, dated as of August 14, 1998, among Holdings, the Borrower and the lending institutions party to the 364 Day Credit Agreement referred to below (collectively, the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the respective Credit Agreements (as defined below).


                              W I T N E S S E T H :


                  WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $2,750,000,000 on such date (as in effect on the date hereof, the "3 Year Credit Agreement");

                  WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks" and, together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $750,000,000 on such date (as in effect on the date hereof, the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

                  WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements with respect to the 3 Year Credit Agreement as herein provided; and

                  WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements with respect to the 364 Day Credit Agreement as herein provided;


                  NOW, THEREFORE, it is agreed:


I. Amendments to the 3 Year Credit Agreement.

                  1. Section 8.05(vi) of the 3 Year Credit Agreement is hereby amended by inserting the text ", the Permitted Series B Redemption and the Permitted TOPrS Redemption" immediately after the text "Exchange Offer" appearing in said Section.

                  2. The definition of "Consolidated Net Worth" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the text "the minority interests attributable to" appearing in said definition and inserting the text "the balance sheet valuation of the" in lieu thereof.

                  3. The definition of "Cumulative Adjusted Cash Net Income" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by inserting the following text at the end of said definition:

                  "plus (v) the amount of all charges (determined on an after-tax basis) taken by Holdings and its Subsidiaries to account for expenses accrued by Holdings and its Subsidiaries pursuant to the settlement agreements referred to in clauses
                  (v), (vi), (viii) and (ix) of the definition of "Adjusted Operating Income", to the extent (and only to the extent) that
                  (I) the aggregate amount of such charges taken by Holdings and its Subsidiaries (as determined on an after-tax basis) does not exceed $514,000,000 and (ii) such charges are deducted in any determination of Cumulative Adjusted Cash Net Income".

                  4. The definition of "Grantor Trust" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by (i) inserting the text "I" immediately following the phrase "Grantor Trust" in the first and third place such phrase appears in said definition and (ii) inserting the text "Exchange Offer" immediately after the word "Permitted" in the first place such word appears in said definition.

                  5. The definition of "Grantor Trust Interest" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the word "the" appearing immediately prior to the word "Grantor" in said definition and inserting the word "any" in lieu thereof.

                  6. The definition of "Permitted Grantor Trust Subordinated Debt" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by (i) inserting the text "Exchange Offer" immediately after the text `"Permitted' appearing in said definition and (ii) deleting the text "after the Permitted Series B Exchange Offer issued to the Grantor Trust" and inserting the text "immediately after giving effect to the Permitted Series B Exchange Offer and issued to Grantor Trust I".

                  7. The definition of "Subsidiary" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by deleting the word "the" appearing immediately prior to the word "Grantor" in said definition and inserting the word "each" in lieu thereof.

                  8. Section 10 of the 3 Year Credit Agreement is hereby further amended by inserting the following new definitions in said Section in appropriate alphabetical order:

                  "Grantor Trust II" shall mean one or more Persons, each of which may be a grantor trust or any other trust entity (but shall not be Holdings or any Subsidiary of Holdings that is a member of the Nabisco Group) to whom the Permitted Series B Redemption Grantor Trust Subordinated Debt is issued in connection with the Permitted Series B Redemption, it being understood and agreed that the organizational documents of Grantor Trust II shall be satisfactory to the Senior Managing Agents.

                  "Grantor Trust III" shall mean one or more Persons, each of which may be a grantor trust or any other trust entity (but shall not be Holdings or any Subsidiary of Holdings that is a member of the Nabisco Group) to whom Permitted Refinancing Grantor Trust Subordinated Debt is issued in connection with the Permitted TOPrS Redemption and/or a

Permitted Debt Refinancing, it being understood and agreed that the organizational documents of Grantor Trust III shall be satisfactory to the Senior Managing Agents.

                  "Grantor Trusts" shall mean and include Grantor Trust I, Grantor Trust II and Grantor Trust III.

                  "Permitted Debt Refinancing" shall mean any refinancing by Holdings and/or any of its Subsidiaries of outstanding Indebtedness of Holdings or such Subsidiary with the proceeds of Holdings' incurrence of Permitted Refinancing Grantor Trust Subordinated Debt, which refinancing shall be effected within 180 days following the respective incurrence of Permitted Refinancing Grantor Trust Subordinated Debt and the related issuance of the Grantor Trust Interests by Grantor Trust III.

                  "Permitted Grantor Trust Subordinated Debt" shall mean and include Permitted Exchange Offer Grantor Trust Subordinated Debt, Permitted Series B Redemption Grantor Trust Subordinated Debt and Permitted Refinancing Grantor Trust Subordinated Debt.

                  "Permitted Refinancing Grantor Trust Subordinated Debt" shall mean, at any time, subordinated debt of Holdings in an aggregate principal amount not to exceed (x) $950,000,000 less (y) the aggregate liquidation value of Holdings' 10% Trust Originated Preferred Securities, liquidation amount $25 per share, outstanding immediately after giving effect to the Permitted TOPrS Redemption less (z) the aggregate principal amount of all Indebtedness repaid pursuant to all Permitted Debt Refinancings at such time, and issued to Grantor Trust III in connection with the Permitted TOPrS Redemption and/or a Permitted Debt Refinancing, all of the terms and conditions of which shall be acceptable to the Senior Managing Agents and which (i) shall provide, in any event, that such subordinated debt shall have a maturity of at least thirty years and (ii) may not be amended or modified without the consent of the Senior Managing Agents.

                  "Permitted Series B Redemption" shall mean the redemption by Holdings of some or all of Holdings' Series B 9.25% Cumulative Preferred Stock, par value $.01 per share, with the proceeds of Holdings' incurrence of Permitted Series B Redemption Grantor Trust Subordinated Debt, which redemption shall be effected within 180 days following the incurrence of the Permitted Series B Redemption Grantor Trust Subordinated Debt and the issuance of the Grantor Trust Interests by Grantor Trust II.

                  "Permitted Series B Redemption Grantor Trust Subordinated Debt" shall mean, at any time, subordinated debt of Holdings in an aggregate principal amount not to exceed (x) $300,000,000 less (y) the aggregate liquidation value of Holdings' Series B 9.25% Cumulative Preferred Stock, par value $.01 per share, outstanding immediately after giving effect to the Permitted Series B Redemption and issued to Grantor Trust II in connection with the Permitted Series B Redemption, all of the terms and conditions of which shall be acceptable to the Senior Managing Agents and which (i) shall provide, in any event, that such subordinated debt shall have a maturity of at least thirty years and (ii) may not be amended or modified without the consent of the Senior Managing Agents.

                  "Permitted TOPrS Redemption" shall mean the redemption by Holdings of some or all of Holdings' 10% Trust Originated Preferred Securities, liquidation amount $25 per share, with the proceeds of Holdings' incurrence of Permitted Refinancing Grantor Trust Subordinated Debt, which redemption shall be effected within 180 days following the respective incurrence of Permitted Refinancing Grantor Trust Subordinated Debt and the related issuance of the Grantor Trust Interests by Grantor Trust III.



II. Amendments to the 364 Day Credit Agreement.

                  1. Section 8.05(vi) of the 364 Day Credit Agreement is hereby amended by inserting the text ", the Permitted Series B Redemption and the Permitted TOPrS Redemption" immediately after the text "Exchange Offer" appearing in said Section.

                  2. The definition of "Consolidated Net Worth" appearing in
Section 10 of the 364 Day Credit Agreement is hereby amended by deleting the text "the minority interests attributable to" appearing in said definition and inserting the text "the balance sheet valuation of the" in lieu thereof.

                  3. The definition of "Cumulative Adjusted Cash Net Income" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the following text at the end of said definition:

                  "plus (v) the amount of all charges (determined on an after-tax basis) taken by Holdings and its Subsidiaries to account for expenses accrued by Holdings and its Subsidiaries pursuant to the settlement agreements referred to in clauses
                  (v), (vi), (viii) and (ix) of the definition of "Adjusted Operating Income", to the extent (and only to the extent) that
                  (I) the aggregate amount of such charges taken by Holdings and its Subsidiaries (as determined on an after-tax basis) does not exceed $514,000,000 and (ii) such charges are deducted in any determination of Cumulative Adjusted Cash Net Income".

                  4. The definition of "Grantor Trust" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by (i) inserting the text "I" immediately following the phrase "Grantor Trust" in the first and third place such phrase appears in said definition and (ii) inserting the text "Exchange Offer" immediately after the word "Permitted" in the first place such word appears in said definition.

                  5. The definition of "Grantor Trust Interest" appearing in
Section 10 of the 364 Day Credit Agreement is hereby amended by deleting the word "the" appearing immediately prior to the word "Grantor" in said definition and inserting the word "any" in lieu thereof.

                  6. The definition of "Permitted Grantor Trust Subordinated Debt" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by (i) inserting the text "Exchange Offer" immediately after the text `"Permitted' appearing in said definition and (ii) deleting the text "after the Permitted Series B Exchange Offer issued to the Grantor Trust" and inserting the text "immediately after giving effect to the Permitted Series B Exchange Offer and issued to Grantor Trust I".

                  7. The definition of "Subsidiary" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by deleting the word "the" appearing immediately prior to the word "Grantor" in said definition and inserting the word "each" in lieu thereof.

                  8. Section 10 of the 364 Day Credit Agreement is hereby further amended by inserting the following new definitions in said Section in appropriate alphabetical order:

                  "Grantor Trust II" shall mean one or more Persons, each of which may be a grantor trust or any other trust entity (but shall not be Holdings or any Subsidiary of Holdings that is a member of the Nabisco Group) to whom the Permitted Series B Redemption Grantor Trust Subordinated Debt is issued in connection with the Permitted Series B Redemption, it being understood and agreed that the organizational documents of Grantor Trust II shall be satisfactory to the Senior Managing Agents.

                  "Grantor Trust III" shall mean one or more Persons, each of which may be a grantor trust or any other trust entity (but shall not be Holdings or any Subsidiary of Holdings that is a member of the Nabisco Group) to whom Permitted Refinancing Grantor Trust Subordinated Debt is issued in connection with the Permitted TOPrS Redemption and/or a Permitted Debt Refinancing, it being understood and agreed that the organizational documents of Grantor Trust III shall be satisfactory to the Senior Managing Agents.

                  "Grantor Trusts" shall mean and include Grantor Trust I, Grantor Trust II and Grantor Trust III.

                  "Permitted Debt Refinancing" shall mean any refinancing by Holdings and/or any of its Subsidiaries of outstanding Indebtedness of Holdings or such Subsidiary with the proceeds of Holdings' incurrence of Permitted Refinancing Grantor Trust Subordinated Debt, which refinancing shall be effected within 180 days following the respective incurrence of Permitted Refinancing Grantor Trust Subordinated Debt and the related issuance of the Grantor Trust Interests by Grantor Trust III.

                  "Permitted Grantor Trust Subordinated Debt" shall mean and include Permitted Exchange Offer Grantor Trust Subordinated Debt, Permitted Series B Redemption Grantor Trust Subordinated Debt and Permitted Refinancing Grantor Trust Subordinated Debt .

                  "Permitted Refinancing Grantor Trust Subordinated Debt" shall mean, at any time, subordinated debt of Holdings in an aggregate principal amount not to exceed (x) $950,000,000 less (y) the aggregate liquidation value of Holdings' 10% Trust Originated Preferred Securities, liquidation amount $25 per share, outstanding immediately after giving effect to the Permitted TOPrS Redemption less (z) the aggregate principal amount of all Indebtedness repaid pursuant to all Permitted Debt Refinancings at such time, and issued to Grantor Trust III in connection with the Permitted TOPrS Redemption and/or a Permitted Debt Refinancing, all of the terms and conditions of which shall be acceptable to the Senior Managing Agents and which (i) shall provide, in any event, that such subordinated debt shall have a maturity of at least thirty years and (ii) may not be amended or modified without the consent of the Senior Managing Agents.

                  "Permitted Series B Redemption" shall mean the redemption by Holdings of some or all of Holdings' Series B 9.25% Cumulative Preferred Stock, par value $.01 per share, with the proceeds of Holdings' incurrence of Permitted Series B Redemption Grantor Trust Subordinated Debt, which redemption shall be effected within 180 days following the incurrence of the Permitted Series B Redemption Grantor Trust Subordinated Debt and the issuance of the Grantor Trust Interests by Grantor Trust II.

                  "Permitted Series B Redemption Grantor Trust Subordinated Debt" shall mean, at any time, subordinated debt of Holdings in an aggregate principal amount not to exceed (x) $300,000,000 less (y) the aggregate liquidation value of Holdings' Series B 9.25% Cumulative Preferred Stock, par value $.01 per share, outstanding immediately after giving effect to the Permitted Series B Redemption and issued to Grantor Trust II in connection with the Permitted Series B Redemption, all of the terms and conditions of which shall be acceptable to the Senior Managing Agents and which (i) shall provide, in any event, that such subordinated debt shall have a maturity of at least thirty years and (ii) may not be amended or modified without the consent of the Senior Managing Agents.

                  "Permitted TOPrS Redemption" shall mean the redemption by Holdings of some or all of Holdings' 10% Trust Originated Preferred Securities, liquidation amount $25 per share, with the proceeds of Holdings' incurrence of Permitted Refinancing Grantor Trust Subordinated Debt, which redemption shall be effected within 180 days following the respective incurrence of Permitted Refinancing Grantor Trust Subordinated Debt and the related issuance of the Grantor Trust Interests by Grantor Trust III.

III. Miscellaneous Provisions.

                  1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Amendment Effective Date, both before and after giving effect to this Amendment.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") when (i) each of the Credit Parties, (ii) 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Jacqueline Lawrence, Esq. (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, Attention: Jacqueline Lawrence at the address provided above.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  RJR NABISCO HOLDINGS CORP.


                                  By
                                    ---------------------------------
                                     Title:


                                  RJR NABISCO, INC.


                                  By
                                    ---------------------------------
                                     Title:

                                  ABN AMRO BANK N.V.


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  ARAB BANK PLC - GRAND CAYMAN BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  ASAHI BANK, LTD.
                                    The New York Branch



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  BANCA COMMERCIALE ITALIANA
                                  NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  BANCA DI ROMA - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  BANCO CENTRAL HISPANOAMERICANO,
                                  S.A. -NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                     NEW YORK BRANCH



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  BANKERS TRUST COMPANY


                                  By
                                    ---------------------------------
                                     Title:

                                  THE BANK OF AMERICA NT & SA


                                  By
                                    ---------------------------------
                                     Title:

                                  THE BANK OF NOVA SCOTIA


                                  By
                                    ---------------------------------
                                     Title:

                                  THE BANK OF NEW YORK


                                  By
                                    ---------------------------------
                                     Title:

                                  PARIBAS


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  BARCLAYS BANK PLC



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  BAYERISCHE LANDESBANK
                                  GIROZENTRALE - CAYMAN ISLANDS BRANCH


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  BAYERISCHE VEREINSBANK AG
                                  NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  THE CHASE MANHATTAN BANK


                                  By
                                    ---------------------------------
                                     Title:

                                  CANADIAN IMPERIAL BANK OF COMMERCE


                                  By
                                    ---------------------------------
                                     Title:

                                  CITIBANK, N.A.


                                  By
                                    ---------------------------------
                                     Title:

                                  CREDIT LYONNAIS - NEW YORK
                                  BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  CREDIT SUISSE FIRST BOSTON
                                  (Formerly known as Credit Suisse)


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  CREDITO ITALIANO


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  DEUTSCHE BANK AG, NEW YORK
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  THE DAI-ICHI KANGYO BANK,
                                  LIMITED, NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By
                                    ---------------------------------
                                     Title:

                                  THE FUJI BANK, LIMITED


                                  By
                                    ---------------------------------
                                     Title:

                                  GULF INTERNATIONAL BANK B.S.C.


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  MARINE MIDLAND BANK



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  MIDLAND BANK PLC- NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  KBC Bank N.V.



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  KREDIETBANK N.V.


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  LTCB TRUST COMPANY


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  THE MITSUBISHI TRUST & BANKING
                                  CORPORATION, NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  THE MITSUI TRUST AND BANKING
                                  COMPANY, LIMITED - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  MORGAN STANLEY



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  NATIONSBANK, N.A.


                                  By
                                    ---------------------------------
                                     Title:

                                  MORGAN GUARANTY TRUST COMPANY



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  NORDDEUTSCHE LANDESBANK
                                  GIROZENTRALE, NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  THE SAKURA BANK, LTD.


                                  By
                                    ---------------------------------
                                     Title:

                                  THE SANWA BANK LIMITED- NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  STANDARD CHARTERED BANK


                                  By
                                    ---------------------------------
                                     Title:


                                  STANDARD CHARTERED BANK


                                  By
                                    ---------------------------------
                                     Title:

                                  THE SUMITOMO BANK, LIMITED
                                  NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  SUMITOMO BANK OF CALIFORNIA


                                  By
                                    ---------------------------------
                                     Title:

                                  THE TOKAI BANK, LIMITED


                                  By
                                    ---------------------------------
                                     Title:

                                  THE TOYO TRUST & BANKING CO.,
                                  LTD. - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  UNION BANK OF SWITZERLAND


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  VIA BANQUE


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  WACHOVIA BANK OF GEORGIA, N.A.


                                  By
                                    ---------------------------------
                                     Title:

                                  WESTDEUTSCHE LANDESBANK


                                  By
                                    ---------------------------------
                                     Title:


                                  By
                                    ---------------------------------
                                     Title:

                                  YASUDA TRUST & BANKING COMPANY, LTD.


                                  By
                                    ---------------------------------
                                     Title:

                                  THE ASAHI BANK, LTD.-NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  BANCA CASSA di RISPARMIO di TORINO -
                                  NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  BANK OF AMERICA ILLINOIS


                                  By
                                    ---------------------------------
                                     Title:

                                  THE BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  THE CHUO TRUST & BANKING CO., LTD -
                                  NEW YORK BRANCH BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  FIRST UNION CAPITAL MARKETS GROUP


                                  By
                                    ---------------------------------
                                     Title:

                                  THE HOKKAIDO TAKUSHOKU BANK, LTD.


                                  By
                                    ---------------------------------
                                     Title:

                                  THE INDUSTRIAL BANK OF JAPAN, LTD.


                                  By
                                    ---------------------------------
                                     Title:

                                  ING BANK


                                  By
                                    ---------------------------------
                                     Title:

                                  ISTITUTO BANCARIO SAN PAOLO di TORINO
                                  - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  LEHMAN COMMERCIAL PAPER INC.


                                  By
                                    ---------------------------------
                                     Title:

                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                  LTD. - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  MORGAN GUARANTY TRUST COMPANY


                                  By
                                    ---------------------------------
                                     Title:

                                  THE NORINCHUKIN BANK - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  THE NORTHERN TRUST COMPANY


                                  By
                                    ---------------------------------
                                     Title:

                                  ROBOBANK NEDERLAND - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  THE ROYAL BANK OF CANADA - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  ROYAL BANK OF SCOTLAND - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  SBC WARBURG


                                  By
                                    ---------------------------------
                                     Title:

                                  SOCIETE GENERALE - NEW YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  THE TORONTO-DOMINION BANK


                                  By
                                    ---------------------------------
                                     Title:

                                  U.S. BANK OF OREGON


                                  By
                                    ---------------------------------
                                     Title:

                                  THE ROYAL BANK OF SCOTLAND-  NEW
                                  YORK BRANCH


                                  By
                                    ---------------------------------
                                     Title:

                                  FIRST BANK, N.A.


                                  By
                                    ---------------------------------
                                     Title:

                                  HSBC CORPORATE BANKING


                                  By
                                    ---------------------------------
                                     Title:

                                  FIRST CHICAGO CAPITAL MARKETS


                                  By
                                    ---------------------------------
                                     Title:

                                  BZW


                                  By
                                    ---------------------------------
                                     Title:

                                  J.P. MORGAN & COMPANY, INC.



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------

                                  THE FIRST NATIONAL BANK OF CHICAGO


                                  By
                                    ---------------------------------
                                     Title:

                                  By
                                    ---------------------------------
                                     Title:

                                  UBS AG



                                  By:
                                    ---------------------------------

                                  Name:
                                       ------------------------------

                                  Title:
                                        -----------------------------